Significant Components of Deferred Tax Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Net operating loss carryforwards	$ 10,630	$ 11,385
Share-based compensation	292	292
Investments	131	131
Lease right-of-use assets	6	6
Other	5	66
Deferred Tax Assets, Gross, Total	11,064	11,880
Less: valuation allowance	$ (11,064)	$ (11,880)	$ (13,607)	$ (13,046)